EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of September 5, 2025 by and among MOBILE INFRASTRUCTURE CORPORATION, a Maryland corporation (the “Borrower”), HARVEST SMALL CAP PARTNERS, L.P., a Delaware limited partnership, as an initial lender (the “Onshore Lender”), HARVEST SMALL CAP PARTNERS MASTER, LTD., a Cayman Islands exempted company, as an initial lender (in such capacity, the “Offshore Lender” and, together with the Onshore Lender, the “Initial Lenders”), the other lenders party hereto, as lenders (together with the Initial Lenders, the “Lenders”) and HARVEST SMALL CAP PARTNERS, L.P., as administrative agent for the benefit of the Lenders (the “Administrative Agent”).

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement, dated as of September 11, 2024, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”, and as amended by this Agreement, the “Amended Credit Agreement”);

B. The Borrower has requested that the Administrative Agent and the Lenders agree, and the Administrative Agent and the Lenders have agreed, to extend the Maturity Date upon the terms and subject to the conditions set forth in this Agreement;

C. The Borrower and the Administrative Agent have agreed to make certain modifications to the Credit Agreement upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. CREDIT AGREEMENT DEFINITIONS. Unless otherwise expressly defined herein, capitalized terms used but not defined herein shall have the meaning given to such terms in the Amended Credit Agreement.

2. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

2.01. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety to read as follows:

“Stated Maturity Date” means December 31, 2025.

3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

3.01. The representations and warranties of Borrower and each other Credit Party contained in Article III of the Amended Credit Agreement or any other Loan Document, are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of the Amended Credit Agreement, the representations and warranties contained in Section 3.04 of the Amended Credit Agreement shall be deemed to refer to the most-recent statements furnished pursuant to Section 5.01 of the Amended Credit Agreement;

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3.02. No Default or Event of Default exists as of the First Amendment Effective Date, or would result after giving effect to this Agreement; and

3.03. This Agreement has been duly authorized, executed and delivered by Borrower so as to constitute the legal and binding obligation of Borrower, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and equitable principles.

4. CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to the conditions precedent that Administrative Agent shall have received the following (the date when such conditions shall have been satisfied or waived, the “First Amendment Effective Date”):

4.01. Agreement. This Agreement, duly executed and delivered by Borrower, the Administrative Agent, and Lenders.

5. NO OTHER AMENDMENTS; RATIFICATION OF LOAN DOCUMENTS. Except for the amendments set forth in Section 2 of this Agreement, (a) the Amended Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and (b) nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of Borrower’s under or in connection with the Amended Credit Agreement or any other Loan Document. Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Amended Credit Agreement and each of the other Loan Documents to which it is party, and further acknowledges and agrees that all of the terms and conditions of the Amended Credit Agreement and such Loan Documents remain in full force and effect, in each case, except as expressly provided in this Agreement. This Agreement shall constitute a Loan Document for all purposes.

6. MISCELLANEOUS.

6.01. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

6.02. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Credit Agreement.

6.03. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

6.04. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

6.05. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Remainder of Page Intentionally Left Blank

Signature Pages Follow.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:

MOBILE INFRA INFRASTRUCTURE CORPORATION, a Maryland corporation

By :	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President and Chief Executive Officer

Signature Page to

First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

HARVEST SMALL CAP PARTNERS, L.P., a Delaware limited partnership, as
Administrative Agent and as an Initial Lender

By:	Harvest Small Cap Partners GP LLC,
its General Partner

By:	/s/ Jeffrey Osher
Name:	Jeffrey Osher
Title:	Managing Member

Signature Page to

First Amendment to Credit Agreement

INITIAL LENDERS:

HARVEST SMALL CAP PARTNERS, L.P., a Delaware limited partnership, as Onshore Lender

By :	Harvest Small Cap Partners GP LLC,
its General Partner

By :	/s/ Jeffrey Osher
Name:	Jeffrey Osher
Title:	Managing Member

HARVEST SMALL MASTER LTD., a Cayman Islands exempted company, as Offshore Lender

By:	Harvest Small Cap Partners GP LLC,
its General Partner

By :	/s/ Jeffrey Osher
Name:	Jeffrey Osher
Title:	Managing Member

Signature Page to

First Amendment to Credit Agreement